UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 19, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 19, 2026, the Company held a Special Meeting of Shareholders for which the Board of Directors solicited proxies. At the Special Meeting, the shareholders of the Company voted on the following proposal described in the Joint Proxy/Prospectus Statement dated January 16, 2026.

As of the record date for the Special Meeting, holders of a total of 3,733,073 shares of the Company’s Common Stock were entitled to vote on the matters considered at the Special Meeting. The proposal voted on and the votes on such proposal were as follows:

Proposal No. 1: A proposal to approve the Agreement and Plan of Merger, dated as of September 23, 2025, by and between QNB and The Victory Bancorp, Inc., pursuant to which Victory will merge with and into QNB, with QNB surviving the merger, and the transactions contemplated by the merger agreement:

Votes	Votes
For	Against	Abstain	Non-Votes
2,211,803	60,631	1,635	0

The additional proposal described in the Joint Proxy Statement/Prospectus, to adjourn the QNB special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal, was not submitted to a shareholder vote at the Special Meeting because there were sufficient votes cast in favor of Proposal No. 1 to approve the merger agreement and the transactions contemplated by the merger agreement.

Item 8.01 Other

On February 19, 2026, QNB Corp. and The Victory Bancorp, Inc. jointly announced shareholder approval of the Agreement and Plan of Merger, dated as of September 23, 2025, by and between QNB and The Victory Bancorp, Inc., pursuant to which Victory will merge with and into QNB, with QNB surviving the merger, and the transactions contemplated by the merger agreement.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed herewith:
Exhibit No.	Description
99.1	News release disseminated on February 19, 2026 by QNB Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: February 20, 2026